Eaton Vance Multi-Cap Growth Fund

Eaton Vance Multi-Cap Growth Fund
Supplement to
Prospectus dated January 1, 2014 and
Summary Prospectus dated January 1, 2014

On September 19, 2014, Eaton Vance Multi-Cap Growth Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on September 19, 2014.

August 20, 2014	16011 8.20.14